Note 11 - Accounts receivable, net (Detail) (USD $)	Dec. 31, 2012	Dec. 31, 2011
Accounts Receivable, Gross, Current	$ 16,380,897	$ 19,135,478
Allowance for Doubtful Accounts Receivable, Current	2,093,650	2,086,695
Segment, Discontinued Operations [Member]
Accounts Receivable, Gross, Current	291,812	291,812
Allowance for Doubtful Accounts Receivable, Current	$ 291,812	$ 291,812